UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2011

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 6, 2011, EXCO Resources, Inc. (“EXCO”) held its annual meeting of shareholders. At the annual meeting, shareholders acted upon the matters outlined in EXCO’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 23, 2011. The matters voted upon at the annual meeting were as follows:

1.	The election of nine directors to the Board of Directors, each for a one-year term;

2.	An advisory vote on executive compensation;

3.	An advisory vote to determine the frequency of future advisory votes on executive compensation;

4.	The amendment of the Amended and Restated EXCO Resources, Inc. 2005 Long-Term Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 5,500,000 shares and to increase the amount that each share subject to a full-value award counts against the total number of shares we have reserved for issuance under the plan from 1.17 to 2.1 (the “Incentive Plan Proposal”); and

5.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm.

Pursuant to the following voting results at the annual meeting, our shareholders elected all of the directors nominated for election:

Name	Votes Cast For	Votes Withheld	Broker Non-Vote
Douglas H. Miller	155,426,331	16,407,125	22,724,648
Stephen F. Smith	151,819,051	20,014,405	22,724,648
Jeffrey D. Benjamin	161,887,923	9,945,533	22,724,648
Earl E. Ellis	162,082,168	9,751,288	22,724,648
B. James Ford	149,256,000	22,577,456	22,724,648
Mark Mulhern	161,163,281	10,670,175	22,724,648
T. Boone Pickens	162,315,884	9,517,572	22,724,648
Jeffrey S. Serota	149,126,812	22,706,644	22,724,648
Robert L. Stillwell	150,325,198	21,510,058	22,724,648

Pursuant to the following voting results at the annual meeting, our shareholders approved our executive compensation arrangements:

Proposal 2	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Vote
Advisory vote on executive compensation	169,868,589	1,820,342	144,525	22,724,648

Pursuant to the following voting results at the annual meeting, our shareholders approved a one-year frequency for advisory votes on executive compensation:

Proposal 3	One Year	Two Years	Three Years	Abstentions	Broker Non-Vote
Advisory vote to determine the frequency of future advisory votes on executive compensation	162,147,145	5,423,376	4,176,113	86,822	22,724,648

Pursuant to the following voting results at the annual meeting, our shareholders approved the Incentive Plan Amendment Proposal:

Proposal 4	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Vote
Incentive Plan Amendment Proposal	161,087,782	10,664,623	81,051	22,724,648

Pursuant to the following voting results at the annual meeting, our shareholders approved the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm:

Proposal 5	Votes Cast For	Votes Cast Against	Abstentions
Ratification of KPMG LLP	189,011,722	204,836	5,341,546

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment Number Two to the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan, dated as of October 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: October 7, 2011	By:	/s/ J. DOUGLAS RAMSEY
J. Douglas Ramsey, Ph.D.
Vice President - Finance

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number Two to the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan, dated as of October 6, 2011.